Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

SUTTER HEALTH

Sixth AMENDMENT TO THE MASTER SERVICES AGREEMENT

This Sixth Amendment (the “Amendment”) is entered into as of April 15, 2021 (the “Effective Date”) by and between SUTTER HEALTH, a California nonprofit public benefit corporation, having a principal place of business at 2200 River Plaza Drive, Sacramento, CA, 95833 (“Customer”), and AUGMEDIX OPERATING CORP. F/K/A Augmedix, Inc. a Delaware corporation, having its principal place of business at 111 Sutter Street, Suite 1300, San Francisco, CA 94104 (“Supplier” or “Augmedix”).

RECITALS

WHEREAS, Customer and Supplier entered into an agreement dated April 15, 2015 under which Supplier agreed to provide Remote Scribe Services through use of Google Glass Device Augmedix Solution (the “Agreement”).

WHEREAS, Customer now desires to amend the Agreement in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and mutual obligations and undertakings set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.	Renewal Term. The parties agree to extend the expiration date of the Agreement to April 14, 2024.

2.	The following subsection I.F is hereby added to the end of Section I., Services Covered, of the Agreement as follows:

“F. Method of Provision of Services; Third-Party Tools and Services. Subject to compliance with the terms and conditions of this Agreement, Augmedix will be responsible for determining the method, details and means on performing the Services.  Augmedix may, at its expense, deploy third-party tools and services, such as speech-to-text technologies and natural language processing, as it deems necessary to perform the Services or any portion thereof.  Augmedix may replace or cease the use of such third-party tools in its normal course of business, provided that Augmedix shall remain wholly responsible for the performance of the Services. Upon request by Customer, Augmedix shall provide Customer As pertains to this Agreement, Augmedix shall assume responsibility for the payment of any compensation and expenses for such third-party tools and services, and shall hold Sutter harmless from any failure to provide such compensation and expenses. Augmedix agrees to impose on any third-party tools and services performing Services under this Agreement obligations no less strict than those imposed upon Augmedix under this Agreement with respect to safety, security, confidentiality, PHI and PII. As pertains to this Agreement, Augmedix shall be responsible and liable for all third-party tools and services utilized performing Services.”

3.	Remote Scribing. Exhibit A, Section 2.1.2. Exhibit A, Section 2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Remote Scribing. Following completion of the implementation period, Scribing is to be performed by Augmedix Scribes at a Customer pre-approved centralized third party HIPAA compliant facility and/or on-site for quality and training purposes. The Parties agree that Sutter can designate whether or not such Remote Scribing is performed within the United States or permitted to be performed outside of the United States. The pricing for Steady-State Inside United States Services and Steady-State Outside United States Services is provided in Section 3.1 of this Exhibit. Any agreed upon Outside United States locations for Remote Scribing Services shall be listed in Exhibit A-7. Augmedix will facilitate coordination of Scribing into the EHR, in pending status, awaiting the provider’s review, finalization and approval. Audio and video content generated during a patient session shall at all times be encrypted in transit and at rest.”

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

4.	Implementation Fees. Exhibit A, Section 3.1. Exhibit A, Section 3.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“In consideration for Services rendered in connection with the implementation of Authorized Users, Customer shall pay a non-refundable implementation fee in the amount of [***] per Authorized User cohort (“Implementation Fee”). Customer may swap in a new Authorized User for a terminating Authorized User without incurring an Implementation Fee for the new Authorized User, provided that each of the following criteria are satisfied: (i) the new Authorized User practices the same specialty, (ii) Customer notifies Augmedix of the transition to the new Authorized User no later than [***] prior to the terminating Authorized User’s last day of Service; and (iii) the new Authorized User’s start date is not more than [***] after the terminating Authorized User’s last day of Service.”

5.	Service Fees. Exhibit A, Section 3.2. Exhibit A, Section 3.2 of the Agreement is hereby deleted in its entirety and replaced with the Exhibit A, Section 3.2 (Fees), attached hereto. There will be no modification or additional Service Fees without the prior written approval of Customer and Supplier.

6.	Exhibit A-7. Exhibit A-7 of the Agreement is hereby deleted in its entirety and replaced with the amended Exhibit A-7 (Foreign Remote Scribing Locations), attached hereto.

7.	Exhibit A-A – Augmedix Notes. A new exhibit shall be added to the Agreement as Exhibit A-A, Augmedix Notes, attached hereto. Exhibit A-A is a supplement to the Agreement and subject to all terms and conditions thereof, including, for the avoidance doubt, all terms and condtions of the Agreement applicablle to the Services described in Exhibit A. To the extent Exhibit A-A is inconsistent with the terms of the Agreement, the terms of the Agreement will prevail. All capitalized terms used in Exhibit A-A and not defined therein shall have the meaning assigned to such terms in the Agreement.

8.	Payment Terms. Payment Terms, Section I.D, has been deleted in its entirety and replaced with the following;

“Payment/Rebate. Augmedix will invoice Customer for the Implementation Fees and the first month of Service Fees of its Authorized User(s) upon execution of a Service Order. Customer will be invoiced [***] in advance of each month of service thereafter. Supplier will select one of the Electronic Funds Transfer (“EFT”) options listed on Exhibit E as its preferred method of receiving payment under this Agreement. Supplier or authorized distributor will directly invoice S3’s Accounts Payable Department at the address listed below for payment owed by the Facility authorized under this Agreement that orders Products or for which the order indicates such Products are purchased.

Mailing Address:

<Insert Name of Ordering Affiliate, for example: “Sutter Bay Medical Foundation”>

Attn: <Insert name of person who requested the order>

Post Office Box 619110

Roseville, CA 95661

Undisputed charges on all invoices will be subject to the payment terms set forth in Exhibit E. Other than as stated in this Agreement, or as subsequently agreed to in writing between the parties, Supplier is solely responsible for payment of any other expenses incurred in connection with carrying out Supplier’s duties under this Agreement. Such expenses include costs of all travel, lodging, food, licenses, bonds, taxes and costs of doing business. In no event will Customer or Facilities be responsible to pay any expenses of Supplier not contained in this Agreement or as otherwise agreed to in writing between the parties, whether or not incurred in connection with Supplier’s performance under this Agreement. Supplier further agrees to abide by Customer’s written travel reimbursement policy if Customer chooses to provide such written policy to Supplier.

Supplier will mail all payments owed under this Agreement to S3, with the allocation data set forth below, to the following address:

Sutter Shared Services “S3”

Strategic Sourcing/Supply Chain

Attn: Jennifer Carlson, Director of Strategic Sourcing

P.O. Box 619110

Roseville, CA 95661

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

Supplier shall include, at a minimum, the following allocation data, and such other information as Customer reasonably requests.

●	Facility name and address

●	rebate accrual period dates
●	item/product number
●	item/product description
●	total purchase amount on which the rebate was calculated for each line item
●	percent of rebate applied to the total purchase amount of each line item
●	total dollar amount of rebate applied to each line item”

9.	Exhibit E. Exhibit E (Supplier Payment Options), is hereby added to the Agreement.

10.	Notices. Notices, Section V.A, has been deleted in its entirety and replaced with the following;

“Notices. All written notices to be given in connection with this Agreement shall be sufficient if sent by certified or registered mail, postage prepaid or by national overnight delivery service addressed to the party entitled to receive such notice at the address specified by such party below, or, if inconsistent, at the address as provided by any W9 tax form to Customer. Either party may from time to time change its address for purpose of receipt of notice by a notice delivered in compliance with this subsection. Except for notification regarding termination, initiation of a dispute resolution process, indemnification obligations or breach of or failure to comply with any provision of this Agreement, written notification shall be sufficient if sent via email (together with acknowledgment of receipt) or by facsimile (together with proof of transmission) provided that the email addresses or facsimile numbers for the parties are provided below. Email addresses and facsimile numbers may be changed by either party from time to time if notification of such change is delivered in compliance with this Section.

Customer:	Sutter Shared Services Strategic Sourcing/Supply Chain Attn: Director, Strategic Sourcing, Contracting and Value Analysis P.O. Box 619093 Roseville, CA 95661
A copy is to be sent to:	Sutter Health | Office of the General Counsel Attn: Counsel for Strategic Sourcing 2200 River Plaza Drive, 3d Fl W Sacramento, CA 95833 If by email: OGCBTGNotice@sutterhealth.org
Supplier:	Augmedix Operating Corp. Attn: Legal Department 111 Sutter Street, Suite 1300 San Francisco, CA 94104

11.	California Civil Code 1798.100-199 (“CCPA”). The following subsection IV.G is hereby added to the end of Section IV. Legal, of the Agreement as follows:

“IV.G. California Civil Code 1798.100-199 (“CCPA”). “Personal Information” means, consistent with the CCPA and other applicable California or federal Law, any information that identifies, relates to, describes, is capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular consumer or household.

(a)	Limitations on Use of Information.

(1)	All terms used in this Section that are defined by the CCPA shall have the meanings set forth in the CCPA and its implementing regulations.

(2)	Supplier may receive Personal Information from, or on behalf of, Customer or third parties for the purpose of Supplier performing services for Customer or providing products as described in this Agreement. Supplier agrees that with regard to all Personal Information collected, processed, stored or transmitted by, or accessible to Supplier in the course of this Agreement, Supplier will process such Personal Information only on behalf of Customer, according to the directions set forth by Customer, and will not retain, use, or disclose any Personal Information provided by Customer (or a third party on Customer’s behalf) or collected by Supplier on Customer’s behalf for any purpose other than (i) providing the services and/or products under this Agreement; (ii) using the Personal Information internally solely to the extent to verify or maintain the quality or safety of the services and/or products, and to improve, upgrade or enhance the services and/or products provided to Customer; or (iii) using the Personal Information to comply with Supplier’s legal obligations.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

(3)	Supplier acknowledges that it is prohibited from: (i) Selling the Personal Information either directly or indirectly (as defined by California Civil Code 1798.140); (ii) retaining, using, or disclosing the Personal Information for any purpose other than providing to Customer the services and/or products specified in this Agreement; or (iii) retaining, using, or disclosing the Personal Information outside of the direct business relationship with Customer. Supplier certifies that it understands and will comply with the restrictions contained herein.

(b)	Consumer Requests.

(1)	To the extent that Customer is required by law to comply with any consumer request regarding Personal Information held by either Customer or its service providers, Supplier shall assist Customer, at no additional cost, with the collection and/or deletion of Personal Information in its possession. Any requests from Customer for assistance with responding to a consumer inquiry shall be submitted via email to privacy@augmedix.com.

(2)	Within twenty (20) days of an email request from Customer as described above, Supplier will, as applicable and only where required by law, (i) provide information requested by Customer about Supplier’s use and disclosure of the Personal Information (including, but not limited to, the categories of Personal Information that were collected and categories of subcontractors or third parties to whom Supplier has disclosed the Personal Information) and as otherwise necessary to facilitate Customer’s compliance with applicable laws; (ii) provide, or facilitate Customer in obtaining, the specific pieces of Personal Information that Supplier has collected or otherwise obtained about a consumer on behalf of Customer; and (iii) securely erase or destroy the Personal Information, including any copies maintained by any Supplier subcontractor. If specific pieces of Personal Information are requested, and if the Personal Information is maintained in an electronic format, the Personal Information shall be provided electronically as directed by Customer, or made available to Customer through Customer’s online portal with Supplier, at no additional cost in a portable and readily usable format.

(c)	Retention of Personal Information. Upon termination of this Agreement, Supplier will, upon request and at no charge to Customer, provide a copy to Customer of all Personal Information in its possession received or collected from or on behalf of Customer, and will dispose securely of any copies (including electronic copies) of any Personal Information collected or generated under this Agreement or held by subcontractors or third parties on its behalf.

(d)	Additional Agreements. Without limiting the foregoing, Supplier agrees to take all other actions requested by Customer that are necessary to facilitate Customer’s compliance with the CCPA. Notwithstanding anything to the contrary contained in this Agreement, if the CCPA is amended following execution of this Agreement in a manner that requires that this Agreement be amended in order to be consistent with the CCPA and/or for Customer and Supplier to be and remain in compliance with the CCPA, then this Agreement shall be automatically amended and deemed to incorporate such revised CCPA requirements until such time as the parties formally document such amendments to this Agreement.”

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

12.	No Other Changes. Except as set forth in this Amendment, no other modifications are being made, and all remaining provisions of the Agreement shall remain in full force and effect. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to them in the Agreement.

13.	Execution. By their respective signatures and execution dates, below, each of the following represents that he or she is duly authorized to execute this Agreement and to bind the party on whose behalf such execution is made.

SUTTER HEALTH:		AUGMEDIX OPERATING CORP. F/K/A AUGMEDIX, INC.:

By:	/s/ Ginny Borncamp	By:	/s/ Manny Krakaris, CEO
Name:	Ginny Borncamp	Name:	Manny Krakaris
Title:	VP, Supply Chain	Title:	CEO
Date:	9/11/2021	Date:	9/10/2021

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

EXHIBIT A, SECTION 3.2

SERVICE FEES

Augmedix will provide the Services to Authorized Users for the monthly fees (“Service Fees”) set forth below based upon the Outside United States (“OUS”) billing category each Authorized User falls into, as determined by (i) the New Authorized User’s Daily Schedule and average monthly Scribe Service Hour usage, and (ii) whether the New Authorized User has a Dedicated Seat or a Shared Seat:

Renewal Rates
Tier	2020	2021	2022	2023	2024
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Shared Seat
[***]	[***]	[***]	[***]	[***]	[***]

*	Scribe Service Hours exceeding [***] will be billed at the rate of [***] per Scribe Service Hour

**	Notwithstanding anything to the contrary herein, Shared Seat pricing is subject to the following terms and conditions:

●	Authorized Users must use the Augmedix Solution at the same designated Customer Facility.
●	In the event Authorized Users are specialists, both Authorized Users must have the same practice specialty.
●	Authorized Users must use the same standardized note style and templates and workflow.
●	Scribing services will only be available to one Authorized User at any given time. It shall be the obligation of Sutter to manage Authorized Users’ Daily Schedules to ensure that schedules do not overlap.
●	The Authorized Users shall be limited to nine (9) consecutive Scribe Service hours in any given clinic day.
●	Authorized Users will share the same Google Glass kit (or smartphone).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

EXHIBIT A-7

FOREIGN REMOTE SCRIBING LOCATIONS

1.	[***]

Location #1:

[***]

Location #2:

[***]

2.	[***]

Location #1:

[***]

3.	[***]

Location #1:

[***]

Location #2:

[***]

4.	[***]

Location #1:

[***]

5.	[***]

Location #1:

[***]

6.	[***]

Location #1:

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

EXHIBIT E

SUPPLIER PAYMENT OPTIONS AND TERMS

Supplier Payment Options.   Supplier hereby agrees to select one of the Electronic Funds Transfer (EFT) options listed in the table below and shall complete the necessary enrollment forms for the selected Payment Type to be submitted to Contract Manager on or before the Effective Date of the Agreement.

In the event Supplier fails to fully enroll in one of the options below, Supplier shall be set up with the standard payment terms of [***], after receipt of invoice. For the avoidance of doubt, if at any time Supplier changes their enrollment status or chooses to enroll in a different EFT option, Supplier agrees to notify Customer and Supplier shall complete the necessary enrollment forms as applicable.

Payment Type		Payment Terms	Description
☒	ePayment Solution - Virtual Credit Card Payment	[***] after receipt of invoice.

Supplier must complete the ePayables Enrollment Form and work with Commerce Bank to fully enroll. Commerce Bankshares Control Pay is used by Sutter Health for this ePayment Solution Administration. Payments are made immediately after validation processing with a nominal interchange rate.

Remittance details are emailed which contain a secure link to a virtual one-time use credit card number. If the Supplier would prefer to keep a credit card number on file versus getting a link to a new one each time, that option is also available. The card number and the exact amount can then be entered into the Supplier’s credit card processing terminal to receive payment immediately.

☐	ePayment Solution – Cardless Push Payments	[***] after receipt of invoice.

Supplier must complete the ePayables Enrollment Form and work with American Express to fully enroll. American Express is used by Sutter Health for this ePayment Solution Administration. Payments are made immediately after validation processing with a nominal processing fee.

Remittance details are emailed and the funds are automatically deposited into the Supplier’s account immediately after validation processing.

☐	ACH (Automated Clearing House)	[***] after receipt of invoice.

Supplier must complete the ACH Enrollment Form and work Sutter Shared Services Accounts Payable to fully enroll. Payments are issued directly to supplier’s financial institution. Available within twenty-four (24) to thirty-six (36) hours after validation processing.

Remittance details are emailed and the funds are automatically deposited into the Supplier’s account immediately after validation processing.